EXHIBIT 4.37

授权委托书

Power of Attorney

本人，蔡波，中国公民，在本授权委托书签署之日拥有北京看看车信息技术有限公司（“看看车中国”）9.09%的股权。就本人在看看车中国现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权北京看看车科技限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Cai Bo, a PRC citizen, and a holder of 9.09% of the entire registered capital in Beijing Kankanche Information Technology Co., Ltd. (“Kankanche PRC”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing Kankanche Science & Technology Co., Ltd. (the “WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Kankanche PRC (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加看看车中国的股东会；2）行使按照法律和看看车中国章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命看看车中国的法定代表人、董事、监事、总经理以及其他高级管理人员等。

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Kankanche PRC; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Kankanche PRC’s Articles of Association, including but not limited to the sale, transfer, pledge or disposition of My Shareholding in part or in whole; and 3) designating and appointing on behalf of myself the legal representative, directors, supervisors, chief executive officer and other senior management members of Kankanche PRC.

WFOE将有权代表本人签署本人与WFOE、看看车中国于2014年8月5日签署的独家购买权协议以及本人与WFOE、看看车中国于2014年8月5日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the WFOE and Kankanche PRC on August 5, 2014 and the Equity Pledge Agreement entered into by and among me, the WFOE and Kankanche PRC on August 5, 2014 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

本授权委托书应在(i)本人签署本授权委托书；并且(ii)本人与某些其他方于2014年3月21日签署的贷款协议（Loan Agreement）项下的贷款已获得全额清偿后生效。在本人为看看车中国的股东期间，本授权委托书不可撤销并持续有效，自授权委托书生效之日起算。

This Power of Attorney should become effective upon (i) my execution of this Power of Attorney; and (ii) the full repayment of the loan under that certain loan agreement dated March 21, 2014 by and between me and certain other parties. During the period that I am a shareholder of Kankanche PRC, this Power of Attorney shall be irrevocable and continuously effective and valid from the effective date of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本有同等效力。

This Power of Attorney is written in Chinese and English. The Chinese version and English version shall have equal legal validity.

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[The Remainder of this page is intentionally left blank]

2

秘密文件 Strictly Confidential

蔡波
Cai Bo
签署：
By:	/s/Cai Bo
2014年___月___日
August 5, 2014

接受：

Accepted by

北京看看车科技限公司

Beijing Kankanche Science & Technology Co., Ltd.

（公章/company seal）

签字：
By:	/s/Zheng Wei
姓名：	郑伟
Name:	Zheng Wei
职位：	法定代表人
Title:	Legal Representative

承认：

Acknowledged by：

北京看看车信息技术有限公司

Beijing Kankanche Information Technology Co., Ltd.

（公章/company seal）

签字：
By:	/s/Zheng Wei
姓名：	郑伟
Name:	Zheng Wei
职位：	法定代表人
Title:	Legal Representative

Signature page to

the power of attorney

授权委托书

Power of Attorney

本人，郑伟，中国公民，在本授权委托书签署之日拥有北京看看车信息技术有限公司（“看看车中国”）84.42%的股权。就本人在看看车中国现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权北京看看车科技限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Zheng Wei, a PRC citizen, and a holder of 84.42% of the entire registered capital in Beijing Kankanche Information Technology Co., Ltd. (“Kankanche PRC”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing Kankanche Science & Technology Co., Ltd. (the “WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Kankanche PRC (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加看看车中国的股东会；2）行使按照法律和看看车中国章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命看看车中国的法定代表人、董事、监事、总经理以及其他高级管理人员等。

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Kankanche PRC; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Kankanche PRC’s Articles of Association, including but not limited to the sale, transfer, pledge or disposition of My Shareholding in part or in whole; and 3) designating and appointing on behalf of myself the legal representative, directors, supervisors, chief executive officer and other senior management members of Kankanche PRC.

WFOE将有权代表本人签署本人与WFOE、看看车中国于2014年8月5日签署的独家购买权协议以及本人与WFOE、看看车中国于2014年8月5日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the WFOE and Kankanche PRC on August 5, 2014 and the Equity Pledge Agreement entered into by and among me, the WFOE and Kankanche PRC on August 5, 2014 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

本授权委托书应在(i)本人签署本授权委托书；并且(ii)本人与某些其他方于2014年3月21日签署的贷款协议（Loan Agreement）项下的贷款已获得全额清偿后生效。在本人为看看车中国的股东期间，本授权委托书不可撤销并持续有效，自授权委托书生效之日起算。

This Power of Attorney should become effective upon (i) my execution of this Power of Attorney; and (ii) the full repayment of the loan under that certain loan agreement dated March 21, 2014 by and between me and certain other parties. During the period that I am a shareholder of Kankanche PRC, this Power of Attorney shall be irrevocable and continuously effective and valid from the effective date of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本有同等效力。

This Power of Attorney is written in Chinese and English. The Chinese version and English version shall have equal legal validity.

[本页其余部分刻意留为空白]

[The Remainder of this page is intentionally left blank]

2

秘密文件 Strictly Confidential

郑伟
Zheng Wei
签署：
By:	/s/Zheng Wei
2014年___月___日
August 5, 2014

接受：

Accepted by

北京看看车科技限公司

Beijing Kankanche Science & Technology Co., Ltd.

（公章/company seal）

签字：
By:	/s/Zheng Wei
姓名：	郑伟
Name:	Zheng Wei
职位：	法定代表人
Title:	Legal Representative

承认：

Acknowledged by：

北京看看车信息技术有限公司

Beijing Kankanche Information Technology Co., Ltd.

（公章/company seal）

签字：
By:	/s/Zheng Wei
姓名：	郑伟
Name:	Zheng Wei
职位：	法定代表人
Title:	Legal Representative

Signature page to

the power of attorney

授权委托书

Power of Attorney

本人，郑毅，中国公民，在本授权委托书签署之日拥有北京看看车信息技术有限公司（“看看车中国”）6.49%的股权。就本人在看看车中国现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权北京看看车科技限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Zheng Yi, a PRC citizen, and a holder of 6.49% of the entire registered capital in Beijing Kankanche Information Technology Co., Ltd. (“Kankanche PRC”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing Kankanche Science & Technology Co., Ltd. (the “WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Kankanche PRC (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加看看车中国的股东会；2）行使按照法律和看看车中国章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命看看车中国的法定代表人、董事、监事、总经理以及其他高级管理人员等。

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Kankanche PRC; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Kankanche PRC’s Articles of Association, including but not limited to the sale, transfer, pledge or disposition of My Shareholding in part or in whole; and 3) designating and appointing on behalf of myself the legal representative, directors, supervisors, chief executive officer and other senior management members of Kankanche PRC.

WFOE将有权代表本人签署本人与WFOE、看看车中国于2014年8月5日签署的独家购买权协议以及本人与WFOE、看看车中国于2014年8月5日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the WFOE and Kankanche PRC on August 5, 2014 and the Equity Pledge Agreement entered into by and among me, the WFOE and Kankanche PRC on August 5, 2014 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

本授权委托书应在(i)本人签署本授权委托书；并且(ii)本人与某些其他方于2014年3月21日签署的贷款协议（Loan Agreement）项下的贷款已获得全额清偿后生效。在本人为看看车中国的股东期间，本授权委托书不可撤销并持续有效，自授权委托书生效之日起算。

This Power of Attorney should become effective upon (i) my execution of this Power of Attorney; and (ii) the full repayment of the loan under that certain loan agreement dated March 21, 2014 by and between me and certain other parties. During the period that I am a shareholder of Kankanche PRC, this Power of Attorney shall be irrevocable and continuously effective and valid from the effective date of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本有同等效力。

This Power of Attorney is written in Chinese and English. The Chinese version and English version shall have equal legal validity.

[本页其余部分刻意留为空白]

[The Remainder of this page is intentionally left blank]

2

秘密文件 Strictly Confidential

郑毅
Zheng Yi
签署：
By:	/s/Zheng Yi
2014年___月___日
August 5, 2014

接受：

Accepted by

北京看看车科技限公司

Beijing Kankanche Science & Technology Co., Ltd.

（公章/company seal）

签字：
By:	/s/Zheng Wei
姓名：	郑伟
Name:	Zheng Wei
职位：	法定代表人
Title:	Legal Representative

承认：

Acknowledged by：

北京看看车信息技术有限公司

Beijing Kankanche Information Technology Co., Ltd.

（公章/company seal）

签字：
By:	/s/Zheng Wei
姓名：	郑伟
Name:	Zheng Wei
职位：	法定代表人
Title:	Legal Representative

Signature page to

the power of attorney